EXHIBIT A
                           (AS OF SEPTEMBER 5, 2018)
                              SERIES OF THE TRUST
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SERIES                                                        EFFECTIVE DATE
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First Trust NASDAQ Technology Dividend Index Fund             August 10, 2012
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First Trust Multi-Asset Diversified Income Index Fund         August 10, 2012
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First Trust S&P International Dividend Aristocrats ETF        August 16, 2013
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First Trust Hedged BuyWrite Income ETF                        January 7, 2014
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First Trust BuyWrite Income ETF                               January 7, 2014
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First Trust Rising Dividend Achievers ETF                     January 7, 2014
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First Trust Dorsey Wright Momentum & Dividend ETF             February 24, 2014
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First Trust RBA American Industrial Renaissance(TM)           February 24, 2014
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First Trust Dorsey Wright Focus 5 ETF                         March 4, 2014
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First Trust Dorsey Wright International Focus 5 ETF           July 17, 2014
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First Trust Dorsey Wright Dynamic Focus 5 ETF                 March 8, 2016
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First Trust Nasdaq Oil & Gas ETF                              August 30, 2016
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First Trust Nasdaq Food & Beverage ETF                        August 30, 2016
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First Trust Nasdaq Retail ETF                                 August 30, 2016
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First Trust Nasdaq Bank ETF                                   August 30, 2016
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First Trust Nasdaq Transportation ETF                         August 30, 2016
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First Trust Nasdaq Pharmaceuticals ETF                        August 30, 2016
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First Trust Nasdaq Semiconductor ETF                          August 30, 2016
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Developed International Equity Select ETF                     June 16, 2017
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Emerging Markets Equity Select ETF                            June 16, 2017
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Large Cap US Equity Select ETF                                June 16, 2017
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Mid Cap US Equity Select ETF                                  June 16, 2017
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Small Cap US Equity Select ETF                                June 16, 2017
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US Equity Dividend Select ETF                                 June 16, 2017
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                                      -8-

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SERIES                                                        EFFECTIVE DATE
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First Trust SMID Cap Rising Dividend Achievers ETF            October 31, 2017

First Trust Indxx Innovative Transaction & Process ETF        January 23, 2018

First Trust Nasdaq Artificial Intelligence and Robotics ETF   February 12, 2018

First Trust Dorsey Wright DALI 1 ETF                          May 11, 2018
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First Trust Dorsey Wright Momentum & Value ETF                August 30, 2018
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First Trust Dorsey Wright Momentum & Low Volatility ETF       August 30, 2018
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